Oppenheimer Global High Yield Fund

Supplement dated January 19, 2016 to the

Prospectus and Statement of Additional Information,

each dated September 28, 2015

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global High Yield Fund (the “Fund”), each dated September 28, 2015, and is in addition to any other supplement(s).

The Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 7 of the Prospectus has been replaced with the following:

Portfolio Managers. Michael Mata has been Vice President and portfolio manager of the Fund since March 2015. Young-Sup Lee has been Vice President and portfolio manager of the Fund since inception. Christopher (Chris) Kelly has been Vice President and portfolio manager of the Fund since March 2015. Ruta Ziverte has been portfolio manager since January 2016.

2.	The section titled “Portfolio Managers” on page 19 of the Prospectus is deleted in its entirety and replaced with:

Portfolio Managers. The Fund’s portfolio is managed by Michael Mata, Young-Sup Lee, Chris Kelly, and Ruta Ziverte, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Mata has been a portfolio manager and Vice President of the Fund since March 2015. Mr. Lee has been a portfolio manager and Vice President of the Fund since inception. Mr. Kelly has been a portfolio manager and Vice President of the Fund since March 2015. Ms. Ziverte has been portfolio manager of the Fund since January 2016.

Mr. Mata has been a Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income since July 2014. Mr. Mata was a portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income from August 2004 to December 2013, managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Mr. Mata was a Senior Vice President and Senior Risk Manager at Putnam Investments from March 2000 to August 2004, and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers from September 1994 to March 2000.

Mr. Lee has been a Vice President and senior research analyst of the Sub-Adviser since April 2009, directing quantitative research for various fixed income strategies.  Mr. Lee is a co-Team Leader for the Sub-Adviser's Investment Grade Fixed Income Team since January 2014 and was a member of the Sub-Adviser's Investment Grade Fixed Income Team from April 2009 to January 2014.  Prior to joining the Sub-Adviser, he was a Vice President at Morgan Stanley, where he served as quantitative research analyst for the fixed income credit strategy team from July 1996 to July 2008.

Mr. Kelly has been a Vice President and Portfolio Manager of the Sub-Adviser since March 2015 and Co-Head of the Global Debt Team since March 2015. Prior to joining the Sub-Adviser, Mr. Kelly was at BlackRock Inc., where he was Deputy Head of Emerging Markets Fixed Income from June 2012 to January 2015. Mr. Kelly was also a portfolio manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner, from February 2008 to April 2012.

Ms. Ziverte has been a senior portfolio manager for the Sub-Adviser’s Multi-Sector Fixed Income Team and a Vice President of the Sub-Adviser since July 2015. Prior to joining the Sub-Adviser, she was Senior Vice President and high yield portfolio manager at GE Asset Management from June 2009 to June 2016.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The SAI is revised as follows:

1.	The paragraphs titled “Portfolio Manager” and “Other Accounts Managed” on page 43 of the SAI are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund is managed by Michael Mata, Young-Sup Lee, Chris Kelly, and Ruta Ziverte (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Mr. Mata, Mr. Lee, Mr. Kelly, and Ms. Ziverte also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of May 31, 2015, except as noted below. No portfolio or account has an advisory fee based on performance:

  The “Other Accounts Managed” table on page 43 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Michael Mata	2	$8.40[1]	1	$1.33	0	$0
Young-Sup Lee	1	$167.42[2]	0	$0	0	$0
Christopher Kelly	1	$7.23[1]	0	$0	0	$0
Ruta Ziverte[4]	0	$0	$0	$0	0	$0

1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.
4.	As of January 19, 2016

  The following is added to the table titled “Ownership of Fund Shares” on page 44 of the SAI:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Ruta Ziverte*	None

* As of January 19, 2016

January 19, 2016	PS1350.007